Exhibit 10.10

THIRD AMENDMENT OF

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT OF THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 12, 2007, is by and among INTREPID MINING LLC, a Delaware limited liability company (“IMLLC”), formerly by way of conversion Intrepid Mining LLC, a Colorado limited liability company, INTREPID POTASH-MOAB, LLC, a Delaware limited liability company (“IPMLLC”), INTREPID POTASH-NEW MEXICO, LLC, a New Mexico limited liability company (“IPNMLLC”), INTREPID POTASH-WENDOVER, LLC, a Colorado limited liability company (“IPWLLC”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (“USB”), in its capacity as lead arranger and Agent (“Agent”), and the Lenders (as defined below).

RECITALS

A. IMLLC, IPMLLC, IPNMLLC and IPWLLC (“Borrowers”), Agent and the lenders named therein (the “Lenders”) are parties to a Third Amended and Restated Credit Agreement dated as of March 9, 2007, as amended pursuant to a First Amendment of Third Amended and Restated Credit Agreement dated as of May 23, 2007 and a Second Amendment of Third Amended and Restated Credit Agreement dated as of September 11, 2007 (as so amended, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

B. Borrowers, Agent and the Lenders desire that this Amendment be executed and delivered in order to revise one of the exceptions to the prohibition of Distributions by IMLLC, as set forth in Section 6.2(m) of the Credit Agreement.

AMENDMENT

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Credit Agreement. The Credit Agreement shall be, and hereby is, amended as follows:

a.	By substituting the following for Section 6.2(m)(2) on page 47 of the Credit Agreement:

(2) IMLLC may make a Distribution: (A) prior to October 12, 2007, at a time when the Cash Flow Leverage Ratio (Distributions) of IMLLC and its Consolidated Affiliates shall not be greater than 2.0:1.0 immediately before and immediately after such Distribution and as of both the beginning and the end of the Fiscal Quarter in which such Distribution shall have occurred, and (B) from and after October 12, 2007, at a time when the Cash Flow Leverage Ratio (Distributions) of IMLLC and its Consolidated Affiliates shall not be greater than 2.5:1.0 immediately before and immediately after such Distribution and as of both the beginning and the end of the Fiscal Quarter in which such Distribution shall have occurred; provided that, notwithstanding the foregoing, IMLLC shall be permitted to make Distributions up to but not in excess of $15,000,000 in the aggregate during the time period from October 12, 2007 to November 30, 2007,

2.	Loan Documents. All references in any document to the Credit Agreement shall be deemed to refer to the Credit Agreement, as amended pursuant to this Amendment.

3.	Certification by Borrowers. Borrowers hereby certify to Agent and the Lenders that, as of the date of this Amendment: (a) all of Borrowers’ representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, (b) Borrowers have performed and complied with all agreements and conditions required to be performed or complied with by them under the Credit Agreement and/or any Loan Document on or prior to this date, and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

4.	Continuation of the Credit Agreement. Except as specified in this Amendment, the provisions of the Credit Agreement shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Credit Agreement or any other document executed and delivered in connection therewith, the terms of this Amendment shall control.

5.	Miscellaneous. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

EXECUTED as of the date first above written.

BORROWERS:

INTREPID MINING LLC By: IPC Management LLC, its Manager

By:	/s/ Robert P. Jornayvaz III
Robert P. Jornayvaz III
Manager

INTREPID POTASH-MOAB, LLC

By:	/s/ Robert P. Jornayvaz III
Robert P. Jornayvaz III
Manager

INTREPID POTASH-NEW MEXICO, LLC

By:	/s/ Robert P. Jornayvaz III
Robert P. Jornayvaz III
Manager

INTREPID POTASH-WENDOVER, LLC

By:	/s/ Robert P. Jornayvaz III
Robert P. Jornayvaz III
Manager

AGENT:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ J. Tyler Fauerbach
J. Tyler Fauerbach
Vice President

LENDERS:

AGFIRST FARM CREDIT BANK

By:	/s/ Bruce Fortner
Bruce Fortner
Vice President

BANK OF THE WEST

By:	/s/ G. S. Todd Berryman
G. S. Todd Berryman
Senior Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH

By:	/s/ John L. Church
John L. Church
Executive Director

By:	/s/ Brett Delfino
Brett Delfino
Executive Director

FARM CREDIT SERVICES OF MINNESOTA VALLEY, PCA D/B/A FCS COMMERCIAL FINANCE GROUP

By:	/s/ Daniel J. Best
Daniel J. Best
Assistant Vice President

GUARANTY BANK AND TRUST COMPANY

By:	/s/ Gail Nofsinger
Gail Nofsinger
Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ J. Tyler Fauerbach
J. Tyler Fauerbach
Vice President

UNITED WESTERN BANK

By:	/s/ Steven C. Emmons
Steven C. Emmons
Senior Vice President

VECTRA BANK COLORADO NATIONAL ASSOCIATION

By:	/s/ Brad Elliott
Brad Elliott
Assistant Vice President

CONSENTED AND AGREED TO BY THE UNDERSIGNED, AS GUARANTORS:

MOAB GAS PIPELINE, LLC

By:	/s/ Robert P. Jornayvaz III
Robert P. Jornayvaz III
Manager

HB POTASH LLC

By:	/s/ Robert P. Jornayvaz III
Robert P. Jornayvaz III
Manager